EXHIBIT 24.1

                                POWER OF ATTORNEY

      Each of the undersigned officers and directors of FindWhat.com, a Nevada corporation (the "Company") hereby appoints Craig A. Pisaris-Henderson and Phillip R. Thune as his true and lawful attorneys-in-fact, or either of them, with power to act without the other, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-3 (the "Registration Statement") to register under the Securities Act of 1933, as amended, up to 837,510 shares of Common Stock, $.001 par value, of the Company and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name of and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have signed these presents this 3rd day of May, 2004.


         SIGNATURE                                            TITLE
         ---------                                            -----
/s/ Craig A. Pisaris-Henderson
--------------------------------------------         Chairman, President, Chief Executive Officer, Secretary, and
Craig A. Pisaris-Henderson                           Director (Principal Executive Officer)

/s/ Phillip R. Thune
--------------------------------------------         Chief Operating Officer, Chief Financial Officer, Treasurer,
Phillip R. Thune                                     and Director (Principal Financial Officer)

/s/ Brenda Agius
--------------------------------------------         Senior Vice President - Finance (Principal Accounting
Brenda Agius                                         Officer)

/s/ Frederick E. Guest, II
--------------------------------------------         Director
Frederick E. Guest, II

/s/ Kenneth E. Christensen
--------------------------------------------         Director
Kenneth E. Christensen

/s/ Lee Simonson
--------------------------------------------         Director
Lee Simonson

/s/ Jerry Della Femina
--------------------------------------------         Director
Jerry Della Femina

/s/ Daniel B. Brewster
--------------------------------------------         Director
Daniel B. Brewster

/s/ David Londoner
--------------------------------------------         Director
David Londoner